Joint Filer Information

Name:  Owl Creek I, L.P.

Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer:  Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol:  Pacific DataVision, Inc. [PDVW]

Date of Event Requiring Statement:  11/02/2015

Signature:  Owl Creek I, L.P.

By:  Owl Creek Advisors, LLC, its general partner

By:  /s/ Jeffrey A. Altman

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Name:  Jeffrey A. Altman

Title:  Managing Member

Name:  Owl Creek II, L.P.

Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Pacific DataVision., Inc. [PDVW]

Date of Event Requiring Statement: 11/02/2015

Signature:  Owl Creek II, L.P.

By:  Owl Creek Advisors, LLC, its general partner

By:  /s/ Jeffrey A. Altman

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Name: Jeffrey A. Altman

Title: Managing Member

Name:  Owl Creek Overseas Master Fund, Ltd.

Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer:  Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Pacific DataVision, Inc. [PDVW]

Date of Event Requiring Statement: 11/02/2015

Signature:  Owl Creek Overseas Master Fund, Ltd.

By:  Owl Creek Asset Management, L.P., its investment manager

By:  Owl Creek GP, L.L.C., its general partner

By:  /s/ Jeffrey A. Altman

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Name:  Jeffrey A. Altman

Title:  Managing Member

Name:  Owl Creek SRI Master Fund, Ltd.

Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer:  Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Pacific DataVision, Inc. [PDVW]

Date of Event Requiring Statement: 11/02/2015

Signature:  Owl Creek SRI Master Fund, Ltd.

 By:  Owl Creek Asset Management, L.P., its investment manager

 By:  Owl Creek GP, L.L.C., its general partner

 By:  /s/ Jeffrey A. Altman

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 Name:  Jeffrey A. Altman

 Title:  Managing Member

Name:  Owl Creek Credit Opportunities Master Fund, L.P.

Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer:  Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Pacific DataVision, Inc. [PDVW]

Date of Event Requiring Statement:  11/02/2015

Signature:  Owl Creek Credit Opportunities Master Fund, L.P.

By:  Owl Creek Advisors, LLC, its general partner

By:  /s/ Jeffrey A. Altman

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Name:  Jeffrey A. Altman

Title:  Managing Member

Name:  Owl Creek Advisors, LLC

Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer:  Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol:  Pacific DataVision, Inc. [PDVW]

Date of Event Requiring Statement: 11/02/2015

Signature: Owl Creek Advisors, LLC

 By:  /s/ Jeffrey A. Altman

 -----------------------------------------------------------

 Name:  Jeffrey A. Altman

 Title:  Managing Member

Name: Jeffrey A. Altman

Address: c/o Owl Creek Asset Management, L.P., 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019

Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: Pacific DataVision, Inc. [PDVW]

Date of Event Requiring Statement: 11/02/2015

Signature: /s/ Jeffrey A. Altman

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   Name:  Jeffrey A. Altman